October 23, 1998


                 NEW YORK TAX EXEMPT FUNDS
                 -  Dreyfus New York Tax Exempt Money Market Fund
                 -  Dreyfus New York Tax Exempt Intermediate Bond Fund
                 -  Dreyfus New York Tax Exempt Bond Fund, Inc.

                Supplement to Combined Prospectus Dated October 1, 1998

The Information set forth below under the heading "Small Account Fee" applies to DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND and DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND Shareholders only.

Small Account Fee

     In order to offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.